Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

This is a Second Amendment to Second Amended and Restated Loan Agreement (this “Second Amendment”) dated as of the 5th day of August, 2011, between VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division (“VNB”), a New York corporation having an office at 275 Madison Avenue, New York, NY 10016, Bank Leumi USA (“Leumi”), having an office at 562 Fifth Avenue, New York, New York 10036, Israel Discount Bank of New York (“IDB”), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company (“M&T”), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the “Borrower”). Capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

WHEREAS, Lender and Borrower entered into a certain Second Amended and Restated Loan Agreement made as of the 31st day of March, 2010 (the “Loan Agreement”) as amended from time to time;

WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement by modifying (i) the applicable interest rate floor; and (ii) the calculation of Required Balances all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1. Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Floating Rate” and replacing it with the following:

“Floating Rate” means a rate of interest equal to the Prime Rate plus the Applicable Margin.  Notwithstanding anything contained herein to the contrary, the Floating Rate shall never be less than five and one-half  (5 ½%) percent per annum.”

2. Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “LIBOR Based Rate” and replacing it with the following:

“LIBOR Based Rate” means a rate of interest on the Libor Rate Loans equal to the Adjusted LIBOR Rate plus the Applicable Margin.  Notwithstanding anything contained herein to the contrary, the LIBOR Based Rate shall never be less than five and one-half (5 ½%) percent per annum.

3. Section 2.09 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.09. “Required Balances.  The Borrower and/or Guarantors and/or their respective Affiliates shall maintain annual average collected deposit balances of at least ten percent (10%) of each Lender’s Commitment (the “Required Balances”).  In the event that the Borrower and/or Guarantors and/or their respective Affiliates maintain the collected demand deposit balances with each Lender in accordance with Schedule 2.09, the remainder of the Required Balances requirement may be met with money market accounts and certificates of deposit (balances held in certificates of deposit will be calculated at 50% of their face value and money market accounts at 100% at their face value).  In the event that the Borrower and/or the Guarantors and/or their respective Affiliates fail to maintain such Required Balances, as sole remedy for such failure, the Borrower shall pay to each Lender a deficiency fee equal to four percent (4%) per annum of the difference between the Required Balances and the actual balances maintained by the Borrower and/or the Guarantors and/or their respective Affiliates, payable on each anniversary of the date of this Agreement in arrears.

4. Schedule 2.09 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE 2.09

REQUIRED BALANCES

(Demand Deposit Amounts)

VNB NEW YORK CORP./VALLEY NATIONAL BANK	$1,000,000.00
BANK LEUMI USA	$375,000.00
ISRAEL DISCOUNT BANK OF NEW YORK	$375,000.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$1,000,000.00

5. The effectiveness of this Second Amendment shall be expressly subject to receipt by the Lender of the following items:

(a)	a fully executed Second Amendment;

(b)	payment of all costs and expenses incurred by the Lender;

(c)	payment to the Lender’s counsel for fees and expenses in connection with the preparation, negotiation and execution of this Second Amendment; and

(d)	such other agreements and instruments as the Lender reasonably deems necessary to carry out the terms and provisions of this Second Amendment.

6. All terms and conditions of the Loan Agreement, except as modified by this agreement are hereby affirmed and ratified.

7. Borrower hereby represents and warrants that:

(a)
Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)
Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(c)
As of the date hereof and after giving effect to the provisions set forth in Section 6 hereof, it is legally, validly and enforceably indebted to VNB under its Revolving Credit Note in the principal amount of $2,545,364.00, to M&T under its Revolving Credit Note in the principal amount of $2,545,364.00, to Leumi under its Revolving Credit Note in the principal amount of $954,636.00, to IDB under its Revolving Credit Note in the principal amount of $954,636.00, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(d)
Borrower and each Guarantor hereby release and discharge Lender from all claims or liabilities in any way arising from or in any way connected with the Loan Agreement or the Loan Documents to the extent arising through the date of execution hereof.

8.  This Second Amendment shall be governed and construed in accordance with the laws of the State of New York.

9. No modification or waiver of or with respect to any provisions of this Second Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

10. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the Second Amendment in any jurisdiction.

11. This Second Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

12. This Second Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns.  The rights and obligations of the Borrower under this Second Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have set their hands hereto effective as of August 5, 2011.
BORROWER:
ONE LIBERTY PROPERTIES, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

GUARANTORS:

OLP BATAVIA, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP COLUMBUS, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NEWARK LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP-OD LLC
By: One Liberty Properties, Inc., its sole member

By: /s Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP EUGENE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP TEXAS, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PALM BEACH, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP SUNLAND PARK DRIVE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP VETERANS HIGHWAY LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NAPLES LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP MIAMI SPRINGS LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PENSACOLA LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP KENNESAW LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP CHICAGO LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP CARY LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP ONALASKA LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP SOUTH HIGHWAY HOUSTON, INC.

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NEW HYDE PARK, INC.

By: /s/ Mark H, Lundy
Mark H. Lundy, Senior Vice President

OLP PLANO I L.P.
By: OLP Plano, Inc, general partner

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP MONROEVILLE L.P.
By: OLP PA Monroeville LLC, general partner
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PAWENDY L.P.
By: OLP Pawendy I LLC, general partner
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP ISLAND PARK LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP HOUSTON GUITARS LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP Farmington Avenue CT LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP Boling Brook  LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP El Paso I L.P.
By: OLP El Paso, Inc, general partner

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP Durham, LLC
By: One Liberty Properties, Inc., its sole member

By: /s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

LENDERS:

VNB NEW YORK CORP.

By: /s/ Andrew Baron
Name:  Andrew Baron
Title:    First Vice President

BANK LEUMI USA

By: /s/ Cynthia C. Wilbur
Name:  Cynthia C. Wilbur
Title:    Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:/s/ Marc G. Cooper
     Name: Marc G. Cooper
     Title:   First Vice President

By:/s/ Eileen Healy
      Name: Eileen Healy
      Title:   Vice President

MANUFACTURERS AND TRADERS
TRUST COMPANY

By: /s/ Shawn M. Field
Name: Shawn M. Field
Title:   Asst Vice President